Asset Retirement Obligations (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Net asset retirement obligation at January 1	$ 26.4	$ 23.8
Liabilities incurred	1.0	1.1
Liabilities settled	(1.2)	0.0
Accretion expense	1.6	1.5
Net asset retirement obligation at December 31	$ 27.8	$ 26.4